September 1, 2021

BNY MELLON STOCK FUNDS
-BNY Mellon International Core Equity Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces any contrary information contained in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser and administrator is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser). BNYM Investment Adviser has engaged its affiliate, Newton Investment Management North America, LLC (Newton), to serve as the fund's sub-investment adviser.

The fund's primary portfolio managers manage the fund's investments as employees of Newton and are no longer employees of Mellon Investments Corporation.

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The following information supersedes and replaces the first paragraph and supplement and replace any contrary information contained in the third paragraph in the section "Fund Details – Management" in the prospectus:

The investment adviser for the fund is BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. The fund has agreed to pay BNYM Investment Adviser an investment advisory fee at the annual rate of 0.80% of the fund's average daily net assets up to $500 million, 0.75% of the next $500 million of such assets, 0.70% of the next $500 million of such assets, 0.60% of the next $500 million of such assets, and 0.50% of the fund's average daily net assets in excess of $2 billion. For the past fiscal year, the fund paid Mellon Investments Corporation, the fund's investment adviser at the time, an investment advisory fee at the effective annual rate of 0.67% of the value of the fund's average daily net assets, pursuant to the same fee schedule. A discussion regarding the basis for the board's approving the fund's investment advisory agreement with BNYM Investment Adviser will be available in the fund's annual report for the fiscal year ended September 30, 2021.

BNYM Investment Adviser has engaged its affiliate, Newton Investment Management North America, LLC, to serve as the fund's sub-investment adviser. Newton is an indirect wholly-owned subsidiary of BNY Mellon registered in the United States with the Securities and Exchange Commission as an investment adviser. Newton's principal office is located at BNY Mellon Center, 201 Washington Place, Boston, Massachusetts 02108. As of December 31, 2020, Newton, together with its affiliates that comprise the Newton group of companies, managed approximately $63 billion in discretionary separate accounts and other investment accounts. Newton, subject to BNYM Investment Adviser's supervision and approval, provides day-to-day management of the fund's assets. A discussion regarding the basis for the board's approving the sub-investment advisory agreement between BNYM Investment Adviser and Newton will be available in the fund's annual report for the fiscal year ended September 30, 2021.

The fund's primary portfolio managers manage the fund's investments as employees of Newton and are no longer employees of Mellon Investments Corporation.

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